Exhibit 99.1

1 Investor Presentation First Quarter 2011

2 Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "project", "intend," and "plan") and statements regarding Citizens' future financial and operating results, plans, objectives, expectations and intentions, are forward- looking statements that involve risks and uncertainties, many of which are beyond Citizens' control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens' filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens' results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

3 Who We Are 55th largest bank holding company in the U.S. ranked by assets $9.7 billion assets and $7.7 billion deposits Presence in 3 Upper Midwest states with 220 branches and 249 ATMs Increased market share in 60% of our counties since 2008 Number of new clients has grown 8% YTD in 2011 Company Overview 220 Branches / 249 ATMs

4 Who We Are Total Revenue by Region Core Banking 87% of bank's revenue Small business focus $213,000 average commercial loan relationship Named Michigan's Preferred SBA Lender of the year for the third year in a row 86% of business clients are deposit only Specialty Banking 9% of bank's revenue $3.4 million average loan relationship Includes ABL, CRE, Health Care, Commercial loans > $3 million Wealth Management 4% of bank's revenue Over $2 billion in assets under administration Primarily personal trust

5 Michigan Economy Source: U.S. Bureau of Labor Statistics Continued Stabilization and Diversification Michigan Nonfarm Employment (seasonally adjusted) Michigan Employment by Industry March 2011 March 2011 March 2001 March 2001 $ 000s % $ 000s % Government 636.4 16.6% 700.6 15.4% Trade, Transportation, and Utilities 632.5 16.5% 774.4 17.1% Health Care 540.7 14.1% 447.7 9.9% Professional Services 522.9 13.6% 608.0 13.4% Other Manufacturing 360.6 9.4% 542.0 12.0% Leisure and Hospitality 346.0 9.0% 369.5 8.1% Motor Vehicle 193.2 5.0% 390.4 8.6% Financial Activities 186.9 4.9% 204.8 4.5% Other Services 166.7 4.3% 174.7 3.9% Construction 104.2 2.7% 181.0 4.0% Education Services 88.3 2.3% 61.4 1.4% Information 54.4 1.4% 71.8 1.6% Mining and Logging 6.7 0.2% 8.9 0.2% Total Nonfarm 3,839.5 4,535.2 Total Manufacturing 553.8 14.4% 932.4 20.6% (CHART) in thousands

6 Successful Execution of Plan Focus on pre-tax pre-provision profit has strengthened franchise value in millions Pre-Tax Pre-Provision Profit (1) (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle.

7 Successful Execution of Plan Expense reduction achieved post-acquisition has been maintained (1) Non-GAAP Measure excludes goodwill impairment, FDIC special assessment and fair value adjustments on ORE Operating Non-Interest Expense (1) in millions

8 Successful Execution of Plan Solid Capital Ratios Proactive measures taken to preserve and enhance capital 2Q08 - Suspended $88 million common dividend 2Q08 - Issued $200 million common capital 4Q08 - Issued $300 million TARP CPP 3Q09 - Issued $200 million common capital through subdebt and TRUPs exchange 1Q10 - Deferred $20 million TRUP and TARP dividends 2Q10 - Sold Iowa franchise for $50 million Focused on balance sheet management - risk weighted assets decreased $3.8 billion since 12-31-07 Deferred tax asset valuation allowance of $293 million at 12-31-10 has future value to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity to common shareholders equity

9 Successful Execution of Plan Aggressively pursued liquidity strengthening strategy beginning in 2007 $5.0 billion core deposit funding (58% of total funding and 65% of total deposits) Highly liquid money market investments totaled $496 million at 3/31/11 Significant untapped secured borrowing capacity Minimal reliance on short-term funding High deposit market share in core markets Stable funding sources and significant available liquidity to support lending growth (1) Excludes all time deposits

10 Successful Execution of Plan Aggressively attacked credit issues Watch List Loans Non-Performing Assets Built Reserves Maintained Strong Reserve Balance in millions

Successful Execution of Plan 11 Built Strong Reserve Levels

12 Successful Execution of Plan Senior leaders in key roles Senior leaders in key roles

13 1Q 2011 Highlights Pre-tax, pre-provision profits remained solid at $30 million NIM increased to 3.53%, up 39 bps from 1Q10 Capital ratios remained strong Successfully completed accelerated problem asset resolution plan Non-performing assets were down $99 million or 34% from last quarter; down 66% from last year Watch list is down 29% compared to last quarter; down 45% from last year Continued improvement in credit trends Delinquencies decreased $47 million from last quarter; at 0.9% of loans are at their lowest level since 2006 Commercial loan NPA inflows were under $30 million, the lowest level in over 4 years Expect to be profitable in 3Q 2011

14 Proactive Credit Management 30-89 Day Past Due Portfolio Balances Non-Performing Loans ($ in millions) ^C&I ^Owner Occupied ^Income Producing ^Land Hold, Land Dev. & Const. ^Residential Mtg ^Consumer Net Charge-Offs

15 Commercial Real Estate Portfolio 30-89 Day Past Due Portfolio Balances ($ in millions) $821,000 average loan size 73% of all loans are less than $5 million No new land hold, land development loans since Jan. 2007 Actively declining balance - down 43% since 1-1-08 Watch List Loans ^Owner Occupied ^Income Producing ^Land Hold, Land Development & Construction

16 Commercial Real Estate Portfolio Net Charge-Offs ($ in millions) Non-Performing Loans ^Owner Occupied ^Income Producing ^Land Hold, Land Development & Construction

17 Commercial & Industrial Portfolio 30-89 Day Past Due Portfolio Balances ($ in millions) $218,000 average loan size Includes $125 million of ABL outstanding and $68 million of ABL watch list 75% of outstanding balance is loans less than $5 million ^C&I ^Small Business Watch List Loans

18 Commercial & Industrial Portfolio Net Charge-Offs ($ in millions) ^C&I ^Small Business Non-Performing Loans

19 Consumer Portfolio 30-89 Day Past Due * Portfolio Balances Non-Performing Loans * Net Charge-Offs * ($ in millions) ^Indirect ^Other Direct ^Home Equity ^Residential Mortgage * Other direct included with Home Equity

Focused on Returning to Profitability and Providing Sustained Shareholder Returns 20

Continued Focus on Core Client Growth 21 Annualized New Clients Added Annualized New Client Growth Annualized Client Attrition

22 Continue Strong Core Deposit Performance in millions 27% Increase in Core Deposits

23 Continue Efforts to Provide Effective & Efficient Client Support Efficient Client Support Efficient Client Support Created centralized credit delivery unit Developed detailed dashboard to measure key indicators, focused on consistent approval process and speed to funding Utilize dashboard information for bankers' monthly accountability session focused on pipeline, results and client management activities

24 Continue Delivering Top Tier Client Service Likelihood to Recommend Citizens * PPI Industry Average: 82 * Surveys conducted by Prime Performance (tm) (CHART)

25 Continue Lending to Quality Credits Approved and Renewed Loans in millions Strong, building commercial loan pipelines Recently hired new bankers Named Michigan's Preferred SBA Lender of the year for the third year in a row Overall consumer application volume is up 37% compared to last year

26 Completed Accelerated Problem Asset Resolution Plan Successfully executed plan, resolving $926 million of problem assets in six months Dramatically improved credit metrics Actions should allow us to regain profitability for the third quarter of 2011 Net Charge-Offs Maintained Strong Reserve Levels in millions

27 Expense Reduction Will Accelerate as Problem Asset Costs Decrease Special Loans Workout FTE Expense Impact of Credit Workout in millions As NPAs increased through this cycle, their associated credit costs increased as well Credit workout expenses should normalize sometime in late 2011

28 Focused on returning to profitability and providing sustained shareholder returns Liquidity, capital and reserve levels have positioned us to grow and provide long term TCE within acceptable industry ranges

29 Appendix

30 Upper Midwest Franchise

31 Recent Trends Highlight Core Strength (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle. Pre-Tax Pre-Provision Profit (non-GAAP)

32 Quarterly Non-Interest Income Trends

33 Quarterly Non-Interest Expense Trends

34 Over $1.9 billion in unpledged securities No OTTI concerns Purchase only highest quality agency securities Investment Portfolio at March 31, 2011 * Taxable equivalent yield Effective Management of Securities Portfolio Provides Source of Liquidity

35 Maintaining Strong Capital Levels

36 Non-GAAP Common Equity Ratios (1) Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

37 Commercial Portfolio Size Characteristics

38 Commercial Real Estate Portfolio By Collateral By Region

39 Residential Mortgage Portfolio Total Commercial & Residential Mortgage 73% $180,000 average loan size 719 refreshed FICO score 66% average original LTV 67% Adjustable rate 29% is 2005 - 2006 vintage 10% is 2007 - 2010 vintage $175,000 average loan size 717 refreshed FICO score 67% average original LTV 49% are 3/1 and 5/1 ARMs 53% is 2004 and prior vintages Foreclosures are handled by PHH; Michigan does not follow a judicial foreclosure process

40 High Quality Consumer Portfolio Home Equity $36,900 avg loan size Indirect (1) $22,700 avg loan size (1) Indirect loans are RV and marine only (no auto) Strong refreshed FICO scores 738 Home Equity 734 Indirect 718 Other Direct 26% of home equity is 2006 and 2007 vintage 26% of home equity is 2008 - 2011 vintage 41% of home equity is first lien position Indirect NPLs have been less than $2.6 million, or 0.33% of total, through the cycle Other Direct $18,900 avg loan size

41 Non-Performing Loans Commercial Real Estate $51.6 38.1% Commercial $25.8 19.1% Residential Mortgage $30.4 22.4% ($ in millions) Direct Consumer $13.0 9.6% $135.4 million or 2.4% of portfolio Indirect Consumer $1.2 0.9% Restructured Loans & 90+ Accruing $13.4 9.9% Loan loss reserve = $224.1 million Allowance for loan losses to NPLs = 165.6% Specific portion of allowance = $9.6 million ALLL coverage of remaining NPLs = 310%

42 Aggressive Non-Performing Asset Management Quarterly Non-Performing Asset Activity Increase in additions during 4Q10 reflects intentional activities as part of problem asset resolution plan

43